UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 15, 2023

BCB BANCORP, INC.

(Exact name of Registrant as Specified in its Charter)

New Jersey	0-50275	26-0065262
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

104-110 Avenue C
Bayonne, New Jersey	07002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 823-0700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BCBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On and effective as of February 15, 2023, the Board of Directors (the “Board”) of BCB Bancorp, Inc. (the “Company”) amended and restated its bylaws to, among other things, (i) provide for 90 days’ advance notice by shareholders to the Company of any shareholder nominees for director or other shareholder proposals, and the content and other requirements for such notices (Section 2.11); (ii) provide for certain rules of conduct for shareholder meetings (Section 2.12); (iii) set forth certain qualifications for election as a director of the Company (Section 3.1); (iv) clarifying that the Board is classified as set forth in the Company’s certificate of incorporation (Section 3.2); (v) update and relocate the provisions regarding the powers and duties of the Chairman of the Board (Sections 3.15 and 4.5); (vi) add certain powers and duties of the chief executive officer, chief financial officer and chief operating officer positions currently in use by the Company (throughout Section 4); (vii) clarifying that, pursuant to New Jersey law, a director of the Company may not be removed from office without cause by shareholders (Section 5.1); and (viii) make certain other miscellaneous changes. The foregoing description of the amendments to the bylaws is qualified in its entirety by the full text of the Amended and Restated Bylaws, which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following Exhibits are attached as part of this report.

Exhibit Number	Description

3.1	Amended and Restated Bylaws of the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BCB BANCORP, INC.

DATE: February 22, 2023	By:	/s/ Ryan Blake
Ryan Blake
Senior Vice President, Chief Operating Officer
(Duly Authorized Representative)

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